Exhibit 99.1

EXECUTION VERSION
TENDER AND SUPPORT AGREEMENT
TENDER AND SUPPORT AGREEMENT (this “Agreement”) dated as of April 25, 2017 by and among Tyson Foods, Inc., a Delaware corporation (“Parent”), and DVB Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”) and the entities listed on Schedule A hereto (the “Stockholders” and each a “Stockholder”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement (as defined below).
W I T N E S S E T H :
WHEREAS, as of the date hereof, each Stockholder is the Beneficial Owner (as defined below) of shares of common stock (“Shares”), par value $0.01 per share, of AdvancePierre Foods Holdings, Inc., a Delaware corporation (the “Company”) (all of the Company Securities and Company Subsidiary Securities Beneficially Owned by such Stockholder as of the date hereof and any additional Company Securities and Company Subsidiary Securities with respect to which such Stockholder becomes the Beneficial Owner after the date hereof, such Stockholder’s “Subject Shares”);
WHEREAS, Parent, the Company and Merger Sub are concurrently herewith entering into an Agreement and Plan of Merger Agreement dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for the making of a tender offer by Merger Sub for all of the outstanding Shares and the merger of Merger Sub with and into the Company, upon the terms and subject to the conditions set forth in the Merger Agreement; and
WHEREAS, as an inducement to and condition of Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, each Stockholder has agreed to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE 1
AGREEMENT TO TENDER

Section 1.01. Agreement to Tender. (a) Each Stockholder hereby agrees to validly tender or cause to be tendered in the Offer any and all Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Liens, no later than five Business Days after the receipt by such Stockholder of the Offer Documents (and in any event prior to the scheduled or extended expiration time of the Offer).

(b)    In furtherance of the foregoing, at the time of any tender by such Stockholder as required by Section 1.01(a), such Stockholder shall (i) deliver to the Paying Agent (A) a Certificate or Certificates, together with a properly completed letter of transmittal complying with the terms of the Offer, with respect to the Subject Shares, (B) an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares and (C) all other documents or instruments, to the extent applicable, required to be delivered by other stockholders of the Company pursuant to the terms of the Offer, and/or (ii) instruct its broker or such other Person that is the holder of record of such Subject Shares to tender such Subject Shares pursuant to and in

Exhibit 99.1

accordance with the terms of the Offer. Each Stockholder agrees that once such Subject Shares are tendered, such Stockholder will not withdraw or cause to be withdrawn any of such Subject Shares from the Offer, unless and until this Agreement shall have been terminated in accordance with Section 6.02. No Stockholder shall tender any Subject Shares pursuant to a notice of guaranteed delivery.

Section 1.02. Beneficial Ownership. For purposes of this Agreement, the term “Beneficial Owner” shall be interpreted in accordance with the term “beneficial owner” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act; provided that, without limiting the generality of the foregoing, for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any Contract or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time (including the passage of time in excess of 60 days), the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficial Ownership,” “Beneficially Own” and “Beneficially Owned” shall have correlative meanings.
ARTICLE 2
VOTING AGREEMENT; GRANT OF PROXY

Section 2.01. Voting Agreement. At every annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, each Stockholder hereby irrevocably and unconditionally agrees to, in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to vote or consent thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of such Stockholder’s Subject Shares (i) against any action or Contract that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation of any Stockholder contained in this Agreement, or (B) result in any of the conditions set forth in Article X or Annex I of the Merger Agreement not being satisfied on or before the End Date; (ii) against any change in the membership of the Board of Directors (except as expressly permitted by Parent), (iii) against any Acquisition Proposal and against any other action, Contract or transaction that is intended, or would reasonably be expected, to frustrate the purpose of, impede, hinder, interfere with, prevent, materially delay or materially postpone or adversely affect the consummation of the transactions contemplated by the Merger Agreement (including the Offer or the Merger) or that is intended, or would reasonably be expected, to facilitate the entry into or consummation of a definitive agreement with respect to an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Merger), (B) any sale, lease, license or transfer of all or substantially all of the assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company, or (C) any amendment to the Company certificate of incorporation or bylaws and (iv) for so long as the Merger Agreement remains in effect, in favor of any matter reasonably necessary to consummate the transactions contemplated by the Merger Agreement (including the Offer and the Merger). The Stockholder shall provide Parent with at least two Business Days’ written notice prior to signing any action proposed to be taken by written consent with respect to any Subject Shares.

Section 2.02. Irrevocable Proxy. Each Stockholder hereby revokes any and all previous proxies granted with respect to its Subject Shares. By entering into this Agreement, each Stockholder hereby grants a proxy appointing Parent as such Stockholder’s attorney-in-fact and proxy, with full power of

Exhibit 99.1

substitution, for and in such Stockholders’ name, to (i) represent the Subject Shares and (ii) vote, execute written consents and otherwise act (by voting at any meeting of stockholders of the Company or otherwise) with respect to the Subject Shares, in the case of each of clause (i) and clause (ii), regarding the matters referred to in Section 2.01 until, subject to Applicable Law, the Effective Date, to the same extent and with the same effect as such Stockholder could do under Applicable Law. Each Stockholder hereby ratifies and confirms all actions that the proxy appointed hereunder may lawfully do or cause to be done in accordance with this Agreement. Parent may terminate this proxy with respect to one or more Stockholders at any time and from time to time at its sole election by providing written notice to such Stockholder. The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable and shall not be terminated by operation of law or upon the occurrence of any event; provided that the proxy granted by each Stockholder in accordance with this Section 2.02 shall be deemed revoked automatically upon termination of this Agreement in accordance with its terms. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2.02 is given in connection with and granted in consideration of, and as an inducement to, Parent entering into the Merger Agreement and that such irrevocable proxy is given to secure the obligations of the Stockholder under this Agreement. The parties hereto acknowledge and agree that neither Parent, Merger Sub nor any of their respective Affiliates, shall owe any duty (fiduciary or otherwise), or incur any liability of any kind to any Stockholder or any of their Affiliates, in connection with or as a result of the exercise of the powers granted to Parent by this Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS
Each Stockholder represents and warrants to Parent and Merger Sub, as to such Stockholder, severally and not jointly, as of the date hereof that:
Section 3.01. Organization; Authorization; Binding Agreement. Such Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and the consummation by such Stockholder of the transactions contemplated hereby are within such Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Stockholder. Such Stockholder has full corporate or organizational power and authority to execute, deliver and perform this Agreement. This Agreement has been duly authorized, executed and delivered by such Stockholder and, assuming the due execution and delivery by each of Parent and Merger Sub, this Agreement constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity. Other than as provided in the Merger Agreement and except for any filings by Stockholder with the SEC, the execution, delivery and performance by such Stockholders of this Agreement does not require any action by or in respect of, or any notice, report or other filing by such Stockholder with or to, or any consent, registration, approval, permit or authorization from, any Governmental Authority other than any actions or filings the absence of which would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or impair the consummation of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder.

Section 3.02. Non-Contravention. The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws (or the comparable organizational documents) of such Stockholder, (ii) assuming compliance with the matters referred to in Section 5.03 of the Merger Agreement, contravene, conflict

Exhibit 99.1

with or result in a violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 5.03 of the Merger Agreement, require any payment to or consent or other action by any Person under, constitute a breach or default or an event that, with or without notice or lapse of time or both, would constitute a violation or breach of, or give rise to any right of termination, modification, cancellation, acceleration or other change of, any right or obligation of such Stockholder, or to a loss of any benefit to which such Stockholder is entitled under any provision of any Contract binding on such Stockholder or any Contract or Permit affecting, or relating in any way to, the assets or business of such Stockholder or (iv) result in the creation or imposition of any Lien on any of the Subject Shares, with only such exceptions, in the case of each of clauses (ii) and (iii), for such matters as have not and would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or impair the consummation of the transactions contemplated by this Agreement or otherwise adversely impact in any material respect such Stockholder’s ability to perform its obligations hereunder.

Section 3.03. Ownership of Subject Shares.

(a)    Except for Subject Shares Transferred after the date hereof in accordance with Section 5.01, such Stockholder is the sole record and Beneficial Owner of such Stockholder’s Subject Shares and has good and marketable title to such Subject Shares free and clear of any Liens, options, rights, understandings or arrangements or any other encumbrances, limitations or restrictions whatsoever (including any restriction on the right to vote or dispose of such Subject Shares), except as set forth herein or pursuant to any applicable restrictions on transfer under the 1933 Act. Except for Parent pursuant to this Agreement, such Stockholder has, and will have at all times prior to the Expiration Time, the sole right to vote and direct the vote of, and to dispose of and direct the disposition of, such Stockholder’s Subject Shares, and there are no Contracts of any kind, contingent or otherwise, obligating such Stockholder to Transfer (as defined below), or cause to be Transferred, any of the Subject Shares, and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares. Except for this Agreement, none of such Stockholder’s Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney.

(b)    Except for any Subject Shares acquired after the date hereof, the Subject Shares set forth opposite such Stockholder’s name on Schedule A are the only Company Securities or Company Subsidiary Securities Beneficially Owned or owned of record by such Stockholder and such Stockholder’s Affiliates.

Section 3.04. Reliance. Such Stockholder acknowledges that such Stockholder is a sophisticated investor with respect to the Subject Shares and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the transactions contemplated by this Agreement and the Merger Agreement and has, independently and without reliance upon any of Parent, Merger Sub, the Company or any Affiliate of any of the foregoing, and based on such information as such Stockholder has deemed appropriate, made his or its own analysis and decision to enter into this Agreement. Such Stockholder acknowledges that none of Parent, Merger Sub, the Company or any Affiliate of any of the foregoing has made or is making any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement and the Merger Agreement. Such Stockholder acknowledges that it has had the opportunity to seek independent legal advice from legal counsel of such Stockholder’s own choosing prior to executing this Agreement. Such Stockholder understands and acknowledges that Parent, Merger Sub and the Company are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this

Exhibit 99.1

Agreement and upon the representations, warranties, covenants and other agreements of the Stockholder contained in this Agreement.

Section 3.05 Absence of Litigation. There is no Action pending against or, to the knowledge of such Stockholder, threatened against or affecting (i) such Stockholder or any of its properties or assets (including such Stockholder’s Subject Shares) or (ii) to such Stockholder’s knowledge after reasonable inquiry, any of its controlled Affiliates or any of their respective properties or assets, in each case before (or, in the case of threatened Actions, that would be before) or by any Governmental Authority or arbitrator that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder in any material respect or on a timely basis; provided that Stockholder makes no representations or warranties regarding any Action involving the Company or relating to the Merger Agreement (other than Actions involving such Stockholder).

Section 3.06. Other Agreements. Except for this Agreement, such Stockholder has not: (i) taken any action that would or would reasonably be expected to (A) constitute or result in a breach hereof; (B) make any representation or warranty of the Stockholder set forth in this Agreement untrue or incorrect; or (C) have the effect of preventing or disabling the Stockholder from performing any of its obligations under this Agreement or (ii) granted any proxies or powers of attorney, or any other authorization or consent with respect to any of the Subject Shares with respect to the matters set forth in Section 1.01 or Section 2.01.

Section 3.07. Brokers. There is no investment banker, broker, finder or other intermediary who might be entitled to any fee or commission from Parent, the Company or any of their respective Affiliates in respect of this Agreement or the Merger Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder or any of its Affiliates (other than the Company).

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Each of Parent and Merger Sub represents and warrants to each Stockholder, as of the date hereof, that:

Section 4.01. Organization; Authorization; Binding Agreement. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and the consummation by Parent and Merger Sub of the transactions contemplated hereby is within Parent’s and Merger Sub’s corporate or organizational powers and has been duly authorized by all necessary corporate or organizational actions on the part of Parent and Merger Sub. Each of Parent and Merger Sub has full corporate or organizational power and authority to execute, deliver and perform this Agreement. This Agreement has been duly authorized, executed and delivered by each of Parent and Merger Sub and, assuming the due execution and delivery by each of the Stockholders, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub and enforceable against each of Parent and Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity.

Section 4.02. Non-Contravention. The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws (or the comparable organizational

Exhibit 99.1

documents) of Parent or Merger Sub, (ii) assuming compliance with the matters referred to in Section 6.03 of the Merger Agreement, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 6.03 of the Merger Agreement, require any payment to or consent or other action by any Person under, constitute a breach or default or an event that, with or without notice or lapse of time or both, would constitute a violation or breach of, or give rise to any right of termination, modification, cancellation, acceleration or other change of, any right or obligation of Parent or Merger Sub, or to a loss of any benefit to which Parent or Merger Sub is entitled under any provision of any Contract binding on Parent or Merger Sub or any Contract or Permit affecting, or relating in any way to, the assets or business of Parent or Merger Sub or (iv) result in the creation or imposition of any Lien on any asset of Parent and Merger Sub, with only such exceptions, in the case of each of clauses (ii) through (iv), for such matters as have not, and would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or impair the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement or otherwise adversely impact in any material respect Parent or Merger Sub’s ability to perform its obligations hereunder.

ARTICLE 5
ADDITIONAL COVENANTS OF THE STOCKHOLDERS
Each Stockholder hereby covenants and agrees that:

Section 5.01. No Transfer; No Inconsistent Arrangements. Except pursuant to the express terms of this Agreement, such Stockholder shall not (and shall not permit any Person under such Stockholder’s control to), without the prior written consent of Parent, directly or indirectly, (i) grant any proxies, powers of attorney, rights of first offer or refusal or enter into any voting trust with respect to any of such Stockholder’s Subject Shares, (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate or otherwise dispose of (including by gift, and whether by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise, and including pursuant to a derivative transaction or through the Transfer by any other Person of any equity interests in any direct or indirect holding company holding Subject Shares or through the issuance and redemption by any such holding company of its securities) or consent to any of the foregoing (each, a “Transfer”), or cause to be Transferred, any of such Stockholder’s Subject Shares, (iii) otherwise permit any Liens to be created on any of such Stockholder’s Subject Shares, (iv) enter into any Contract with respect to the direct or indirect Transfer of any of such Stockholder’s Subject Shares or (v) deposit any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Shares or grant any proxy or power of attorney, or any other authorization or consent, with respect thereto that is inconsistent with this Agreement. Such Stockholder hereby agrees that this Agreement and the obligations hereunder shall attach to such Stockholder’s Subject Shares and shall be binding upon any Person to which legal or Beneficial Ownership shall pass, whether by operation of law or otherwise including its successors or permitted assigns and if any involuntary Transfer of any of such Stockholder’s Subject Shares shall occur (including a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Stockholder’s Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement as a Stockholder for all purposes hereunder. Such Stockholder agrees that it shall not, and shall cause each of its controlled Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any equity interests in the Company for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Merger Agreement. Each Stockholder hereby agrees not to request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of the Subject

Exhibit 99.1

Shares and each Stockholder authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any of such Stockholder’s Subject Shares in violation of this Agreement.

Section 5.02. Waiver of Appraisal Rights. Each Stockholder hereby irrevocably waives and agrees not to exercise, any and all rights it may have to appraisal, dissent or any similar or related matter with respect to any of such Stockholder’s Subject Shares that may arise with respect to the Merger or any of the transactions contemplated by the Merger Agreement, including, without limitation, under Section 262 of Delaware Law.

Section 5.03. Actions. Such Stockholder hereby agrees not to commence or participate in any claim, whether derivative or otherwise, against Parent, the Company or any of their respective Affiliates, or their respective boards of directors, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, or the consummation of the transactions contemplated hereby or thereby, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (B) alleging a breach of any fiduciary duty of the Board of Directors in connection with the Merger Agreement or the transactions contemplated thereby, and such Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided that the foregoing shall not limit any and all actions taken by Stockholder in response to any claims commenced against such Stockholder.

Section 5.04. Documentation and Information. Except as required by Applicable Law (in which case such Stockholder will notify Parent in advance of such public announcement), such Stockholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby without the prior written consent of Parent. Each Stockholder consents to and authorizes the publication and disclosure by Parent of such Stockholder’s identity and holding of such Stockholder’s Subject Shares, the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information regarding such Stockholder, in each case, that Parent reasonably determines is required to be disclosed by Applicable Law in the Offer Documents, the Company Proxy Statement (including all schedules and documents filed with the SEC), or any other disclosure document in connection with the Offer (including a Schedule 13D), the Merger and any other transaction contemplated by the Merger Agreement, and the inclusion of any such information in any press release. Each Stockholder agrees to promptly notify Parent of any required corrections with respect to any information supplied by or on behalf of such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Such Stockholder hereby agrees to notify Parent in writing as promptly as practicable of the number of any additional Subject Shares or other securities of the Company of which such Shareholder acquires record or Beneficial Ownership of on or after the date hereof.

Section 5.05. No Solicitation. Such Stockholder shall not, and such Stockholder shall not authorize or permit any of its Representatives to, directly or indirectly, (i) solicit, initiate or take any action to knowingly assist, facilitate or encourage the submission of any Acquisition Proposal, or (ii) enter into, engage in or participate in any discussions or negotiations with, furnish any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any Third Party that is seeking to make, or has made, an Acquisition Proposal. Notwithstanding anything contrary provided in this Agreement, Stockholder or any of its Representatives shall not be prohibited from participating in any discussions or negotiations

Exhibit 99.1

with a Third Party in connection with an Acquisition Proposal to the extent that the Company is then permitted to participate in such discussions or negotiations with such Third Party pursuant to Section 7.03(b) of the Merger Agreement, and such Stockholder shall provide Parent with the notices and other information that the Company would have been required to provide to Parent pursuant to Section 7.03(d) of the Merger Agreement, mutatis mutandis.

Section 5.06. Directors and Officers. Stockholder enters into this Agreement solely in its capacity as the record and beneficial owner of the Subject Shares. Notwithstanding any provision of this Agreement to the contrary, nothing contained in this Agreement shall limit, restrict or otherwise affect any Representative of any Stockholder, in such individual’s capacity as a director of the Company, from acting in such capacity, subject to the applicable provisions in the Merger Agreement.

Section 5.07. Notice of Certain Events. Each Stockholder shall notify Parent of any fact, change or development occurring or arising after the date hereof that causes, or would reasonably be expected to cause, any breach of any representation, warranty, covenant or agreement of any Stockholder hereunder.

Section 5.08. Adjustments. In the event of any stock split, stock dividend or distribution, reorganization, recapitalization, readjustment, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares, then the terms of this Agreement shall apply to the Company Securities and Company Subsidiary Securities received in respect of the Subject Shares by such Stockholder immediately following the effectiveness of the events described in this Section 5.08, as though they were Subject Shares hereunder.

Section 5.09. Cooperation. From the date hereof until the Effective Time, each Stockholder shall, at Parent’s request, reasonably cooperate with Parent in connection with Parent’s efforts to obtain and maintain all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other Third Party that are necessary to consummate the transactions contemplated by this Agreement.

Section 5.10.  Termination of Certain Contracts.  Each Stockholder, on behalf of itself and on behalf of each of its Affiliates, agrees to enter into an agreement with the Company to terminate each of the following Contracts effective as of immediately prior to the Acceptance Time, with no continuing liability or obligation of the Company, the Stockholder or any of their Affiliates to any other Person, and each Stockholder agrees to enter into an agreement with the Company to waive and release, on behalf of itself and each of its Affiliates, any and all rights and other claims relating thereto, except, in the case of the following clause (b), for any indemnification obligations of the Company existing prior to the date hereof and, in the case of the following clause (c), for the obligation of the Company to pay the amounts required to be paid by the Company pursuant to and in accordance with Section 4.01(d) thereof as a result of the consummation of the transactions contemplated hereby (which amounts shall not exceed $224,000,000): (a) that certain Stockholders Agreement, dated as of July 20, 2016, by and between the Company and OCM Principal Opportunities Fund IV Delaware, L.P., (b) that certain Third Amended and Restated Registration Rights Agreement, dated as of July 20, 2016, by and among the Company, OCM Principal Opportunities Fund IV Delaware, L.P. and the other parties thereto and (c) the Tax Receivables Agreement following payment of all amounts due by the Company thereunder. The Stockholders shall cause OCM FIE, LLC to agree with the Company that the aggregate amount required to be paid by the Company and its Subsidiaries pursuant to Section 4.01(d) of the Tax Receivables Agreement does not exceed $224,000,000 and that all amounts due by the Company thereunder are paid by the Company on or prior to the Effective Time.

Exhibit 99.1

ARTICLE 6
MISCELLANEIOUS

Section 6.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such facsimile transmission or e-mail is requested and received) and shall be given, if to Parent or Merger Sub, to:
Tyson Foods, Inc.
2200 West Don Tyson Parkway
Springdale, AR 72762-6999
Attention: David L. Van Bebber
Facsimile No.: (479) 290-4794
E-mail: david.vanbebber@tyson.com

with a copy (which shall not constitute notice) to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: George R. Bason, Jr.
Marc O. Williams
Facsimile No.: (212) 701-5800
Email: george.bason@davispolk.com
marc.williams@davispolk.com
if to a Stockholder, as set forth in the signature page hereof, or to such other address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day in the place of receipt.
Section 6.02. Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (i) the Effective Time, (ii) an Adverse Recommendation Change and (iii) the termination of the Merger Agreement in accordance with its terms. In addition, this Agreement may be terminated with respect to any Stockholder at any time following any reduction to the Offer Price upon written notice by such Stockholder to Parent within three Business Days of public announcement of such reduction. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement. Notwithstanding the foregoing, (i) the provisions of Section 5.02, Section 5.04 and Section 5.10 shall survive any termination of this Agreement upon the occurrence of the Effective Time, (ii) the provisions of this Article 6 shall survive any termination of this Agreement and (iii) no termination of this Agreement shall relieve any party from liability for any breach of this Agreement prior to termination hereof or such party’s fraud.

Section 6.03. Further Assurances. Subject to the limitations on Parent’s and Merger Sub’s obligations set forth in Section 9.01 of the Merger Agreement, Parent and each Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments as the other party may reasonably request and use its commercially reasonable efforts to take, or cause to be

Exhibit 99.1

taken, all actions and to do, or cause to be done, all things required under Applicable Law to consummate and make effective the transactions contemplated by this Agreement.

Section 6.04. Other Definitional and Interpretative Provisions. For purposes of this Agreement and with respect of the Stockholder, the term “Affiliate” does not include (i) the Company or any of its Subsidiaries, (ii) any of their respective directors or officers solely as a result of such director’s or officer’s position as such or (iii) any of the Company’s stockholders solely as a result of such stockholder’s interest in the Company. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any Applicable Law shall be deemed to refer to such Applicable Law as amended from time to time and to any rules, regulations or interpretations promulgated thereunder. References to any Contract or agreement are to that Contract as amended, modified, supplemented, extended or renewed from time to time in accordance with the terms hereof and thereof; provided that with respect to any Contract listed on any schedule hereto, all such amendments, modifications, supplements, extensions or renewals must also be listed in the appropriate schedule. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America.

Section 6.05. Amendments and Waivers.

(a)Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(b)No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.06. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 6.07. Binding Effect; Benefit; Assignment.

(a)    The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to

Exhibit 99.1

confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

(b)    No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Parent may transfer or assign its rights and obligations to any Affiliate of Parent; provided that any such transfer or assignment prior to the Acceptance Time shall not relieve Parent of its obligations under this Agreement.

Section 6.08. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

Section 6.09. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.01 shall be deemed effective service of process on such party.

Section 6.10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.11. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 6.12. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 6.13. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to

Exhibit 99.1

modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 6.14. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the courts referred to in Section 6.09, in addition to any other remedy to which they are entitled at law or in equity.

[Signature Page Follows]

Exhibit 99.1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TYSON FOODS, INC.
By:	/S/ Tom Hayes
	Name:	Tom Hayes
	Title:	President and Chief Executive Officer

DVB MERGER SUB, INC.
By:	/S/ Tom Hayes
	Name:	Tom Hayes
	Title:	President and Chief Executive Officer

Exhibit 99.1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

OCM Principal Opportunities Fund IV Delaware, L.P.

By:     OCM Principal Opportunities Fund IV                 Delaware GP Inc., its general partner

By: /S/ Zachary Serebrenik_________
Name: Zachary Serebrenik
Title: Managing Director

By: /S/ Ted Crockin_______________
Name:  Ted Crockin
Title:  Vice President

OCM APFH Holdings, LLC

By:     OCM Principal Opportunities Fund IV                 Delaware, L.P., its manager

By:     OCM Principal Opportunities Fund IV                 Delaware GP Inc., its general partner

By: /S/ Zachary Serebrenik
Name:  Zachary Serebrenik
Title:  Managing Director

By: /S/ Ted Crockin_______________
Name:  Ted Crockin
Title:  Vice President

For Notices:
Name: Oaktree Principal Fund IV (Delaware), L.P.
c/o Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
Attention: Ted Crockin
Facsimile (213) 830-6293
Email: tcrockin@oaktree.com

with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, California 90071
Attention: Steven B. Stokdyk
Facsimile: (310) 454-0400
Email: steven.stokdyk@lw.com

Exhibit 99.1

Schedule A

Name of Stockholder	# of Subject Shares
OCM Principal Opportunities Fund IV Delaware, L.P.	31,732,120
OCM APFH Holdings, LLC	1,223,112